UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Compuware

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

+
IMPORTANT ANNUAL SHAREHOLDERS’ MEETING
INFORMATION — YOUR VOTE COUNTS!
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on August 26, 2008
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.investorvote.com/CPWR

Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/CPWR.
Step 2: Click the View button(s) to access the proxy materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

■	CPWR	+

   Compuware Annual Meeting Notice & Admission Ticket

This is a notice to you that Compuware’s Annual Meeting of Shareholders will be held on August 26,2008, at Compuware headquarters, One Campus Martius, Detroit, Ml 48226, at 3:00 p.m. Eastern time to consider and act upon the following matters:
1.	Election of Directors. Dennis W. Archer Gurminder S. Bedi William O. Grabe William R. Hailing Peter Karmanos, Jr. Faye Alexander Nelson Glenda D. Price W.James Prowse G.Scott Romney

2.	The ratification of the appointment of Deloitte & Touche LLP, our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending March 31, 2009.

3.	Such other business as may properly come before the meeting.
The Board of Directors recommends that you vote FOR the listed nominees and the proposals.
PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Compuware 2008 Annual Meeting
The entrance for Compuware visitor parking is on Farmer Street between Monroe Street and Gratiot Avenue. Once you have parked, please take the elevator clown to Farmer Street (ground) level. Cross the street to the Farmer Street entrance of the Compuware building, and make your way to the registration desk.
For directions to Compuware’s headquarters, go to www.compuware.com/hqdirections.
Due to space configurations at our headquarters, it may be necessary for us to use an additional conference room to accommodate all shareholders who wish to attend.

Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 16, 2008, to facilitate timely delivery.

Here’s how to order a copy of the proxy materials:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below.

E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials, you will receive an e-mail with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

→ Internet — Go to www.investorvote.com/CPWR, Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials.

→ Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting.

→ E-mail — Send e-mail to investorvote@computershare.com with “Proxy Materials Compuware” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the e-mail that you want a Paper copy of current meeting materials.

COMPUWARE CORPORATION
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.
0000002973_1     R200803.14
 Shareholder Meeting to be held on Aug 26, 2008

Proxy Material Available
1	Notice & Proxy Statement
2	2008 Annual Report

PROXY MATERIAL — VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before August 13, 2008
HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit:
www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
3) BY E-MAIL*	- sendmaterial@proxyvote.com
*lf requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
# of # Sequence #

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	August 26, 2008
Meeting Time:	3:00 PM EDT
For holders as of:	June 30, 2008

Meeting Location:

Compuware Headquarters
One Campus Martius
Detroit, Ml, 48226

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

0000002973_2     R200803.14

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
# of # Sequence

Voting items
The Board of Directors recommends that you vote
“For” the following.

1.	Election of Directors
	Nominees
01	Dennis W. Archer	02	Gurminder S. Bedi	03	William O. Grabe	04	William R. Halling	05	Peter Karmanos, Jr
06	Faye Alexander Nelson	07	Glenda D. Price	08	W. James Prowse	09	G. Scott Romney
The Board of Directors recommends you vote FOR the following proposal (s).
2.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements for the fiscal year ending March 31, 2009

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000002973_3 R200803.14

CONTROL # → 0000 0000 0000

Broadridge Internal Use Only
Acct #
Shares
Cusip
Job #
Envelope #
Sequence #
# of # Sequence #

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
Job #
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Envelope # Sequence # # of # Sequence #

0000002973_4 R200803.14